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                               BERGER VALUE FUNDS

                       SUPPLEMENT DATED DECEMBER 12, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus Capital"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus Capital and Berger will cease to exist.

In connection with the reorganization of Berger, the Berger Funds' Trustees approved the liquidation of the following Berger Value Fund:

         Berger Large Cap Value Fund

The Trustees determined that this Fund is too small to enable it to operate in an economically viable manner and that it is in the best interest of shareholders to liquidate the Fund. In connection with the liquidation of this Fund, the Berger Funds' Trustees have approved the closing of the Fund to new investors and the discontinuance of sales to existing investors effective December 23, 2002. Pursuant to a plan of liquidation, as soon as practicable after December 31, 2002, any remaining portfolio securities will be converted into cash or cash equivalents. Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to liquidation. It is anticipated that the liquidation will be completed by the end of January 2003.

In addition, the Trustees have approved the following matters with respect to the Berger Mid Cap Value Fund, Berger Small Cap Value Fund and Berger Small Cap Value Fund II ("Berger Value Funds"), all subject to shareholder approval:

1. New advisory agreements under which Janus Capital would replace Berger.

2. New sub-advisory agreements between Janus Capital and Perkins, Wolf, McDonnell and Company ("Perkins") and a successor to Perkins for Mid Cap Value Fund and Small Cap Value Fund, and between Janus Capital and Bay Isle Financial LLC ("Bay Isle") for Small Cap Value Fund II. Perkins currently serves as sub-adviser to Mid Cap Value Fund and Small Cap Value Fund, and Bay Isle currently serves as sub-adviser to Small Cap Value Fund II. It is anticipated that Janus Capital will acquire a minority interest in a newly formed subsidiary of Perkins. No changes are anticipated in the portfolio managers responsible for managing these Funds or the day-to-day portfolio management of these Funds.

3. Reorganization of the Berger Value Funds into newly created funds in the Janus fund family, with identical investment objectives and substantially similar investment policies;

4. A change in the investment objectives of the Berger Value Funds to "non-fundamental," meaning they can be changed by the Trustees upon notice to shareholders, and changes in certain fundamental investment policies of the Berger Value Funds;

5. For Institutional Shares of Small Cap Value Fund II, a 12b-1 plan; and

6. Election of new trustees.

Shareholders of the Berger Value Funds will be asked to approve the six proposals listed above. Shareholders will be receiving materials about the proposed reorganizations in January and a shareholders meeting will be held in March 2003.

Until such time as all of these proposed reorganizations and related matters are approved by shareholders and effected, you may continue to direct inquiries to the Berger Funds at 1-800-551-5849.